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TOTAL RETURN. Average annual total return is calculated separately for
Investment shares and Institutional shares of the Fund. Each type of share is subject to different fees and expenses and, consequently, may have differing average annual total returns for the same period. The Fund that advertises 'average annual total return' for a class of its shares computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:



      ERV
T = [(---)(1/n) - 1]
       P


Where:  T  =  average annual total return,

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

        P  =  hypothetical initial payment of $1,000; and

        N  =  period covered by the computation, expressed in years.


The Fund that advertises 'aggregate total return' for a class of its shares computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:


Aggregate Total Return = [( ERV ) - 1]
                             P


The above calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees


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